Exhibit 99.1

     EPIQ Systems, Inc. Announces Fourth Quarter and Full Year 2005 Results

     KANSAS CITY, Kan.--(BUSINESS WIRE)--Feb. 21, 2006--EPIQ Systems, Inc. (NASDAQ: EPIQ) today announced results of operations for the fourth quarter and full year of 2005 with fourth quarter operating revenue (total revenue less reimbursed expenses) of $29.2 million compared to $23.8 million last year and 2005 operating revenue of $107.2 million compared to $105.1 million last year.
     Fourth quarter 2005 net income from continuing operations was $1.7 million or $0.09 per share compared to $1.9 million or $0.10 per share last year. 2005 net income from continuing operations was $10.9 million or $0.56 per share compared to $9.1 million or $0.49 per share last year.
     Non-GAAP net income from continuing operations for the fourth quarter of 2005 was $5.2 million or $0.25 per share compared to $3.2 million or $0.17 per share for the prior year. 2005 non-GAAP net income from continuing operations was $18.2 million or $0.90 per share compared to $16.9 million or $0.89 per share for the prior year. Non-GAAP net income adjusts net income from continuing operations for amortization of acquisition related intangibles, acquisition-related expenses, capitalized loan fee amortization and extinguishment, and embedded option mark-to-market expense/convertible debt accretion, all net after tax. A reconciliation statement is attached.
     EPIQ Systems' management primarily analyzes financial results adjusted for certain items that are non-operational and not necessarily ongoing in nature, as well as cash flow generated from operations. Management evaluates the following key metrics: (i) Non-GAAP Adjusted EBITDA from continuing operations (earnings before interest/ financing and debt extinguishment, taxes, depreciation, amortization, and acquisition related expenses) and (ii) net cash provided by operating activities.
     Non-GAAP Adjusted EBITDA from continuing operations was $12.0 million for the fourth quarter of 2005 compared to $8.3 million for the prior year. 2005 non-GAAP Adjusted EBITDA from continuing operations was $41.9 million compared to $39.2 million for the prior year. A reconciliation statement is attached.
     Net cash provided by operating activities was $13.5 million for the fourth quarter of 2005 compared to $11.2 million for the prior year. 2005 net cash provided by operating activities was $27.2 million compared to $31.6 million for the prior year. A condensed consolidated cash flow statement is attached.
     Tom W. Olofson, chairman and CEO, and Christopher E. Olofson, president and chief operating officer of EPIQ Systems stated, "Throughout 2005, we made key investments to extend our national presence in the legal technology industry, highlighted by our November acquisition of the high growth electronic discovery software business of nMatrix. As we begin a new year, we have established a unique combination of capabilities spanning electronic discovery, claims administration, document review, legal notification and case management. Today, EPIQ Systems is a national leader in specialty integrated solutions for the legal industry and is well poised to take advantage of growth opportunities in our core practice areas of bankruptcy, class action litigation and financial transactions."

     Significant events in 2005 include:

     -- Forbes named EPIQ Systems to its Midas List of top 25 national technology companies based on the Company's exceptional, sustained revenue growth over the past five years.

     -- In November we acquired nMatrix, Inc. a leading provider of products and services for electronic discovery and litigation support.

     -- In October we acquired Hilsoft, Inc. a national leader of legal notification programs, and in September we acquired Novare, Inc. a boutique provider of specialty bankruptcy consulting services.

     -- On October 17, 2005, most provisions of the Bankruptcy Abuse Prevention and Consumer Protection Act of 2005 became effective and made the most sweeping changes to bankruptcy law in a generation, affecting both consumer and business bankruptcies.

     -- The Class Action Fairness Act of 2005 was signed into law and became effective February 18, 2005. The new law provides federal jurisdiction to any action where any class member resides in a different state from any defendant, and where the aggregate amount in controversy exceeds $5 million.

     -- A record 1.78 million bankruptcies were filed in the U.S. Court's fiscal year ended September 30, 2005; up 10% from the 1.62 million level reached in 2004.

     -- The Federal Reserve reported that both corporate debt and consumer credit pushed further into record levels, approaching $5.5 trillion and $2.2 trillion, respectively, as of September 30, 2005.

     -- Since June 2003, the Federal Open Market Committee has raised the federal funds rate fourteen times from its low of 1.0% to the current 4.5%.

     Conference Call

     The Company will host a conference call today at 3:30 p.m. (CST) to discuss these results. The Internet broadcast of the call with corresponding slides can be accessed at www.epiqsystems.com. To listen by phone, call (877) 666-6296 before 3:30 p.m. (CST). The archive of the Internet broadcast will be available on the company's website until the next earnings update. A recording of the call will be available through March 30, 2006 beginning approximately two hours after the call ends. To access the replay, call (877) 519-4471 and enter pin# 7044248.

     Company Description

     EPIQ Systems is a national leader in the market for fiduciary management and claims administration systems and provides an advanced offering of integrated technology-based products and services. Our solutions enable clients to optimize the administration of complex legal proceedings, including electronic litigation discovery, bankruptcy administration, class action administration, mass tort and other similar legal proceedings. EPIQ Systems' clients include corporations, attorneys, trustees and administrative professionals who require sophisticated case administration and document management capabilities, extensive subject matter expertise, and a high service capacity. We provide clients an integrated offering of both proprietary technology and value-added services that comprehensively addresses their extensive business requirements. For more information, visit us online at www.epiqsystems.com.

     Forward-looking and Cautionary Statements

     This press release and the referenced conference call may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act, including those relating to the possible or assumed future results of operations and financial condition of the Company. These forward-looking statements are based on the Company's current expectations and may be identified by terms such as "believe," "expect," "anticipate," "should," "planned," "may," "goal," "objective" and "potential." Because forward-looking statements involve future risks and uncertainties, listed below are a variety of factors that could cause actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company's forward-looking statements. These factors include (1) any material changes in our total number of client engagements and the volume associated with each engagement, (2) any material changes in our Chapter 7 deposit portfolio, the services required or selected by our electronic discovery, Chapter 11, Chapter 13, class action or mass tort engagements, or the number of cases processed by our Chapter 13 bankruptcy trustee clients, (3) material changes in the number of bankruptcy filings, class action filings or mass tort actions each year, (4) our reliance on our marketing and pricing arrangements with Bank of America and other depository banks, (5) the impact of recently enacted tort reform and bankruptcy reform legislation on the volume and timing of disposition of client engagements, (6) risks associated with the integration of acquisitions, particularly nMatrix, into our existing business operations, (7) risks associated with our indebtedness, and (8) other risks detailed from time to time in our SEC filings, including our annual report on Form 10-K. In addition, there may be other factors not included in our SEC filings that may cause actual results to differ materially from any forward-looking statements. We undertake no obligations to update any forward-looking statements contained herein to reflect future events or developments.


                  EPIQ SYSTEMS, INC. AND SUBSIDIARIES
              CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                 (In thousands, except per share data)
                              (Unaudited)

                                   Three months        Twelve months
                                      ended               ended
                                   December 31,        December 31,
                                ------------------  ------------------
                                  2005     2004       2005     2004
                                --------- --------  --------- --------
 REVENUE:
 Case management                 $21,179  $17,248    $79,279  $68,526
 Document management               7,979    6,587     27,874   36,549
                                --------- --------  --------- --------
   Operating revenue              29,158   23,835    107,153  105,075
 Reimbursed expenses               6,526    4,971     23,643   20,345
                                --------- --------  --------- --------
 Total Revenue                    35,684   28,806    130,796  125,420
                                --------- --------  --------- --------

 COSTS AND EXPENSES:
 Direct costs                     15,715   13,875     57,790   60,384
 General and administrative        8,001    6,677     31,072   25,886
 Depreciation and software
  amortization                     2,007    1,764      7,288    6,527
 Amortization of identifiable
  intangible assets                2,259    2,023      6,751    7,767
 Acquisition related               2,870        -      2,984    2,197
                                --------- --------  --------- --------
 Total Operating Expenses         30,852   24,339    105,885  102,761
                                --------- --------  --------- --------

 INCOME FROM OPERATIONS            4,832    4,467     24,911   22,659
                                --------- --------  --------- --------

 EXPENSES RELATED TO FINANCING:
 Interest income                     (15)     (30)      (122)    (128)
 Interest expense                  2,501    1,161      6,809    6,343
 Debt extinguishment                   -        -          -      995
                                --------- --------  --------- --------
 Net Expenses Related to
  Financing                        2,486    1,131      6,687    7,210
                                --------- --------  --------- --------

 INCOME FROM CONTINUING
 OPERATIONS BEFORE
  INCOME TAXES                     2,346    3,336     18,224   15,449

 PROVISION FOR INCOME TAXES          639    1,418      7,276    6,386
                                --------- --------  --------- --------

 INCOME FROM CONTINUING
  OPERATIONS                       1,707    1,918     10,948    9,063

 TOTAL DISCONTINUED OPERATIONS,
  NET OF TAX                           -        -          -      667
                                --------- --------  --------- --------

 NET INCOME                       $1,707   $1,918    $10,948   $9,730
                                ========= ========  ========= ========

 NET INCOME PER SHARE
  INFORMATION:
 Income per share - Diluted
  Income from continuing
   operations                      $0.09    $0.10      $0.56    $0.49
  Income from discontinued
   operations                          -        -          -     0.03
                                --------- --------  --------- --------
   Net income per share -
    Diluted                        $0.09    $0.10      $0.56    $0.52
                                ========= ========  ========= ========

 WEIGHTED AVERAGE COMMON SHARES
  OUTSTANDING - DILUTED           22,431   21,125     21,551   19,828
                                ========= ========  ========= ========


                  EPIQ SYSTEMS, INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED BALANCE SHEETS
                            (In thousands)
                              (Unaudited)

                                         December 31,     December 31,
                                             2005             2004
                                        -------------    -------------
                 ASSETS
ASSETS:
 Cash and cash equivalents                  $13,563           $13,330
 Trade receivables, net                      33,504            18,690
 Property and equipment, net                 23,751            20,431
 Goodwill                                   249,427           147,728
 Other intangibles, net                      53,399            24,057
 Other                                       21,226            15,852
                                        ------------     -------------

 Total Assets                              $394,870          $240,088
                                        ============     =============


  LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES:
 Accounts payable                            $7,954            $4,263
 Indebtedness                               173,548            82,149
 Other liabilities                           36,827            13,843
STOCKHOLDERS' EQUITY                        176,541           139,833
                                        ------------     -------------

Total Liabilities and Stockholders'
  Equity                                   $394,870          $240,088
                                        ============     =============


                  EPIQ SYSTEMS, INC. AND SUBSIDIARIES
            CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                            (In thousands)
                              (Unaudited)


                                   Three months       Twelve months
                                      ended               ended
                                   December 31,        December 31,
                                ------------------ -------------------
                                  2005     2004      2005      2004
                                --------- -------- --------- ---------
CASH FLOWS FROM OPERATING
 ACTIVITIES:
Net income                        $1,707   $1,918   $10,948    $9,730
Non-cash adjustments to net
 income:
Depreciation and amortization      4,266    3,787    14,039    14,294
Other, net                           424    5,711     3,008    10,369
Changes in operating assets and
 liabilities, net                  7,104     (214)     (757)   (2,804)
                                --------- -------- --------- ---------
Net cash provided by operating
 activities                       13,501   11,202    27,238    31,589
                                --------- -------- --------- ---------

CASH FLOWS FROM INVESTING
 ACTIVITIES:
Cash acquired from (paid for)
 business combinations, net     (109,883)       -  (110,533) (113,111)
Other                             (2,284)    (998)   (6,297)   (5,918)
                                --------- -------- --------- ---------
Net cash used in investing
 activities                     (112,167)    (998) (116,830) (119,029)
                                --------- -------- --------- ---------
CASH FLOWS FROM FINANCING
 ACTIVITIES:
Net proceeds (payments) on
 indebtedness                     99,836   (7,438)   89,732    69,114
Other                               (810)      38        93       595
                                --------- -------- --------- ---------
Net cash provided by (used in)
 financing activities             99,026   (7,400)   89,825    69,709
                                --------- -------- --------- ---------

NET INCREASE (DECREASE) IN CASH     $360   $2,804      $233  $(17,731)
                                ========= ======== ========= =========


                  EPIQ SYSTEMS, INC. AND SUBSIDIARIES
      RECONCILIATION OF NET INCOME FROM CONTINUING OPERATIONS TO
            NON-GAAP NET INCOME FROM CONTINUING OPERATIONS
                            (In thousands)
                              (Unaudited)

                             Three months             Twelve months
                                ended                     ended
                    ------------------------------ -------------------
                     Dec. 31,  Sept. 30,  Dec. 31,  Dec. 31,  Dec. 31,
                       2005       2005      2004      2005      2004
                    --------- ---------- --------- --------- ---------
NET INCOME FROM
 CONTINUING
  OPERATIONS          $1,707     $3,087    $1,918   $10,948    $9,063

Plus (net of tax):
 Amortization of
  acquisition
  intangibles          1,367        836     1,163     4,084     4,559
 Acquisition related
  expense              1,736         66         -     1,805     1,290
 Loan fee
  amortization and
  debt
  extinguishment         201        161       163       708     1,828
 Non-cash embedded
  option charges         164        256       (22)      626       171
                    --------- ---------- --------- --------- ---------
                       3,468      1,319     1,304     7,223     7,848
                    --------- ---------- --------- --------- ---------

 NON-GAAP NET INCOME
 FROM CONTINUING
  OPERATIONS          $5,175     $4,406    $3,222   $18,171   $16,911
                    ========= ========== ========= ========= =========


                  EPIQ SYSTEMS, INC. AND SUBSIDIARIES
          RECONCILIATION OF EPS FROM CONTINUING OPERATIONS TO
                NON-GAAP EPS FROM CONTINUING OPERATIONS
                              (Unaudited)

                             Three months             Twelve months
                                ended                     ended
                    ------------------------------ -------------------
                     Dec. 31,  Sept. 30,  Dec. 31,  Dec. 31,  Dec. 31,
                       2005       2005      2004      2005      2004
                    --------- ---------- --------- --------- ---------

EPS FROM CONTINUING
  OPERATIONS
 (on a diluted basis)  $0.09      $0.16     $0.10     $0.56     $0.49

Plus (net of tax):
 Amortization of
  acquisition
  intangibles           0.06       0.04      0.06      0.19      0.23
 Acquisition related
  expense               0.08          -         -      0.08      0.07
 Loan fee
  amortization and
  debt
  extinguishment        0.01       0.01      0.01      0.04      0.09
 Non-cash embedded
  option charges        0.01       0.01         -      0.03      0.01
                    --------- ---------- --------- --------- ---------
                        0.16       0.06      0.07      0.34      0.40
                    --------- ---------- --------- --------- ---------
NON-GAAP EPS FROM
 CONTINUING
 OPERATIONS (on a
  diluted basis)       $0.25      $0.22     $0.17     $0.90     $0.89
                    ========= ========== ========= ========= =========


                  EPIQ SYSTEMS, INC. AND SUBSIDIARIES
      RECONCILIATION OF NET INCOME FROM CONTINUING OPERATIONS TO
          NON-GAAP ADJUSTED EBITDA FROM CONTINUING OPERATIONS
                            (In thousands)
                              (Unaudited)

                             Three months             Twelve months
                                ended                      ended
                    ------------------------------ -------------------
                     Dec. 31,  Sept. 30,  Dec. 31,  Dec. 31,  Dec. 31,
                       2005       2005      2004      2005      2004
                    --------- ---------- --------- --------- ---------

NET INCOME FROM
  CONTINUING
  OPERATIONS          $1,707     $3,087    $1,918   $10,948    $9,063

 Acquisition related
  expense              2,870        114         -     2,984     2,197
 Depreciation and
  amortization         4,266      3,174     3,787    14,039    14,294
 Expenses related to
  financing and debt
  extinguishment       2,486      1,595     1,131     6,687     7,210
 Provision for
  income taxes           639      2,236     1,418     7,276     6,386
                    --------- ---------- --------- --------- ---------
                      10,261      7,119     6,336    30,986    30,087
                    --------- ---------- --------- --------- ---------

NON-GAAP ADJUSTED
 EBITDA FROM
 CONTINUING
  OPERATIONS         $11,968    $10,206    $8,254   $41,934   $39,150
                    ========= ========== ========= ========= =========


                  EPIQ SYSTEMS, INC. AND SUBSIDIARIES
                            EPS CALCULATION
                 (In thousands, except per share data)
                              (Unaudited)

                             Three months             Twelve months
                                ended                     ended
                    ------------------------------ -------------------
                     Dec. 31,  Sept. 30,  Dec. 31,  Dec. 31,  Dec. 31,
                       2005       2005      2004      2005      2004
                    --------- ---------- --------- --------- ---------

NET INCOME FROM
 CONTINUING
 OPERATIONS           $1,707     $3,087    $1,918   $10,948    $9,063
 Interest expense
  adjustment for
  convertible debt       297        292       290     1,178       647
                    --------- ---------- --------- --------- ---------
ADJUSTED FOR
 DILUTED
 CALCULATION          $2,004     $3,379    $2,208   $12,126    $9,710
                    ========= ========== ========= ========= =========

DILUTED WEIGHTED
 AVERAGE SHARES       18,627     17,942    17,881    18,092    17,848
 Adjustment to
  reflect stock
  options                947        919       387       602       411
 Adjustment to
  reflect
  convertible debt
  shares               2,857      2,857     2,857     2,857     1,569
                    --------- ---------- --------- --------- ---------
ADJUSTED FOR
 DILUTED
 CALCULATION          22,431     21,718    21,125    21,551    19,828
                    ========= ========== ========= ========= =========

INCOME PER SHARE -
  DILUTED              $0.09      $0.16     $0.10     $0.56     $0.49
                    ========= ========== ========= ========= =========


     CONTACT: EPIQ Systems, Inc.
              Mary Ellen Berthold, 913-621-9500
              ir@epiqsystems.com